SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 26, 2006
                          -----------------------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                    0-50467                  52-2413926
----------------------------         ----------           ----------------------
(State or other jurisdiction         (File No.)               (IRS Employer
     of incorporation)                                    Identification Number)


310 North Avenue East, Cranford, New Jersey                             07016
-------------------------------------------                           ----------
  (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities  Act
[ ] Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01   Other Events

     On September 26, 2006, the Company entered into a Rule 10b5-1 trading plan in order to facilitate its previously announced open market repurchase program under which purchases are made from time to time in the open market, based on stock availability, price and the Company's financial performance.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SYNERGY FINANCIAL GROUP, INC.



Date: September 29, 2006                 By:  /s/ John S. Fiore
                                              ----------------------------------
                                              John S. Fiore
                                              President and CEO